LOAN AGREEMENT


This Loan Agreement ( the "Agreement" ) is entered into effective April 24, 1996, by and among AMERICAN INTERNATIONAL CONSTRUCTION, INC., (the "Borrower"), METAL BUILDING COMPONENTS, INC. ( the "Lender" ), and DANNY ROY CLEMONS, RALPH LEROY FARRAR, JUDITH ANN FARRAR, JIMMY WAYNE WILLIAMS, SHIRLEY BETH WILLIAMS, and JOHN THOMAS WILSON (individually and collectively called the "Guarantors," jointly and severally).

                              I. PURPOSE AND SCOPE

1.1 Lender has loaned to Borrower,  and Borrower has borrowed  from Lender,  the
total   principal   sum  of  Two  Million   Four   Hundred   Thousand   Dollars,
($2,400,000.00).

1.2 Pursuant to the terms and conditions of this Agreement and other documents and loan papers executed contemporaneously herewith, Borrower will execute a Promissory Note (The "Note") in the principal sum of Two Million Four Hundred Thousand Dollars ($2,400,000.00), dated April 24, 1996 in favor of Lender. The principal and interest accruing thereon under the Note, and all other indebtedness arising under the Loan Documents is referred to collectively in this Agreement as the "Indebtedness". The Indebtedness shall continue to be secured by a blanket security interest in and encumbering all of the Collateral together with Guarantors' guarantee of performance of all of Borrower's obligations and payment of the Indebtedness in favor of Lender. The "Collateral" is more fully described in Article III of this Agreement.

1.3 Performance and payment of the Note and the other Loan Documents has been guaranteed by the Guarantors pursuant to their respective Guaranty Agreements executed in connection with the Note. This Agreement, the Note, Security Agreement, Deeds of Trust, Guaranty Agreements and all other documents and instruments executed in connection with the Note together with the documents and instruments referred to or executed in connection with in this Agreement are collectively for convenience referred to as the "Loan Documents."

1.4 The purpose of this Agreement is to set forth the terms of the financing arrangement among Borrower, Lender and the Guarantors.

1.5 Terms referred to in this Agreement shall have the definitions assigned in this Agreement.

1.6 In consideration of the conditions, covenants, representations, warranties, statements and agreements contained in this Agreement, inducements made by the Borrower and Guarantors for the benefit of Lender, and of other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged by the parties to this Agreement, Borrower, Lender and the Guarantors each and all agree to the terms and conditions set forth in this Agreement.


                      II. LOAN AND MAXIMUM DEBT LIMITATIONS


2.1 Note. As of the effective date of execution of this Agreement, Borrower has an unpaid principal balance of Two Million Four Hundred Thousand Dollars ($2,400,000.00). The Note will be paid in the form and amount of the Note attached hereto, designated Exhibit "A" . The terms and conditions of interest accrual and repayment are more fully set forth in the Note.

2.2 Prepayment. Borrower shall be entitled at any time, and from time to time, to make prepayments of the Indebtedness owed by it to Lender without premium or penalty. Any and all prepayments shall be applied and credited first against the interest then due on the Note, and second as payment on the next maturing principal payment owing on the Note. If the source of funds for any prepayment is derived from liquidation of the Collateral, then such prepayment(s) shall be applied in the manner required by Section 3.4 of this Agreement.

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

2.3 Prepayment From Proceeds of Public Offering of Stock. Borrower intends to issue a public offering of its stock for approximately Five Million Dollars ($5,000,000.00). In the event Borrower is successful in completing said public offering, Borrower hereby agrees that One Million Two Hundred Thousand Dollars ($1,200,000.00) of the Indebtedness shall become due and payable and Borrower hereby agrees to utilize One Million Two Hundred Thousand Dollars ($1,200,000.00) of the proceeds of said public offering to make a payment of the Indebtedness as outlined in Section 2.2 of this Agreement. Upon the payment of said amount, the payment schedule under the Note shall be adjusted so that the remaining principal balance of said Note shall be amortized in equal monthly installments over the remaining time period under the terms and conditions of said Note.

2.4 Term of Agreement. The terms and conditions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto until all the Indebtedness and all Loan Documents are fully satisfied by the Borrower and Guarantors.


                                 III. COLLATERAL

3.1 Security Interest. Subject to security interests previously granted in favor of FCLT, L.P., a Texas limited partnership, and Graybar, and subject to any subordination agreed to herein or otherwise consented to by Lender, and as security for the performance of the "Secured Obligations" (defined in Section
3.7 hereof), the Borrower and Guarantors have previously transferred, assigned, or granted to Lender, and hereby reaffirm, and to the extent not previously transferred, assigned or granted, do hereby transfer, assign and grant to Lender, a first priority security interest and lien in and encumbering the following property of the Borrower and Guarantors:


     (a) All of Borrower's accounts, equipment, inventory, goods, chattels, instruments, and documents, whenever acquired or arising, and all proceeds and products thereof in any form derived. By way of illustration and not by way of limitation, the terms "accounts," "equipment," and "inventory" shall be deemed to include within their meanings the following:

          (i) "accounts" shall include any and all rights of Borrower to payment for goods sold or leased or for services rendered, which rights are not evidenced by an instrument or chattel paper, whether due or to become due and whether or not the rights have been earned by performance;

          (ii) "equipment" shall include any and all goods, including fixtures, of the Borrower, other than inventory, wherever located and whether now owned or hereafter acquired, including, but not limited to, machinery, computers, vehicles, rolling stock, motors, controls, tools, parts, furniture, furnishings and office machines, together with all attachments, accessories, replacements, substitutions, additions and improvements to any of the foregoing, whenever acquired or arising by Borrower, but excluding any such goods leased by Borrower from others; and

          (iii) "inventory" shall include any and all goods, merchandise and other personal property of the Borrower, wherever located or in transit, that may at any time be held for sale or lease or to be furnished under any contract for services, be so leased or furnished, or constitute raw materials, work in process, supplies or materials that are or might be used or consumed in the business or in connection with the manufacture, packing, shipping, advertising, selling, leasing or finishing of such goods, merchandise or ther personal property, together with all attachments, accessories, replacements, substitutions, additions and improvements to any of the foregoing, whether now owned or hereafter acquired, and all such property the sale or other disposition of which has given rise to accounts and which has been returned to, repossessed, or stopped in transit by or on behalf of the Borrower.

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996


     (b)  Real  property  together  with  improvements  of  Borrower,   American
          International Construction, Inc. more fully described on Exhibit "B" attached hereto and by this reference made a part hereof.

     (c) 2,257,401 shares of issued and outstanding capital stock of Borrower, pledged by the holders of the Certificates evidencing such stock ( the "Pledgors" ).

     (d) All documents and documents of title, including bills of lading, warehouse receipts, trust receipts and the like, evidencing title to any of the Collateral.

     (e) Any interests of Borrower in any personal property from which any of the properties, assets and rights described herein arise, including repossessed, reclaimed, replevied and returned goods, goods stopped in transit by the Borrower, and goods covered by chattel paper.

     (f) All rights and claims of Borrower in or under all policies of insurance covering the Collateral, including but not limited to insurance for fire, damage, loss and casualty, whether covering personal property, tangible rights together with the proceeds, or products, renewals and replacements thereof, including prepaid and unearned premiums.

     (g) All books and records, including but not limited to credit files, computer programs, printouts and other computer materials and records pertaining to any of the Collateral.

     (h) Without in any way limiting the foregoing, whether derived from voluntary or involuntary disposition, all proceeds and products of the Collateral, and all renewals, replacements, substitutions, additions, accessions, rents, issues, royalties and profits of any of the Collateral, whether now owned or existing or hereafter acquired or arising.

All of the Property of Borrower, Pledgors and Guarantors identified and described in this Section 3.1, or in the Loan Documents to which reference is made herein, is referred to collectively in this Agreement for convenience and clarity as the "Collateral."

3.2 Lender hereby agrees to allow Borrower to substitute another Bank and/or lending institution for FCLT, L.P., a Texas limited partnership should Borrower be successful in obtaining a similar or more favorable loan agreement with said institution provided Lender's security under these Loan Agreements is in no way impaired by such substitution, and Borrower obtains Lender's written approval of said substitution. Said written approval shall not be unreasonably withheld.

3.3 Collateral Documents. As evidence of the security for the performance of the Secured Obligations, the following agreements have been or shall be provided to Lender by Borrower and other designated parties:

     (a)  Security Agreement dated April 24, 1996, executed by Borrower.

     (b) Third Lien Deed of Trust dated April 24, 1996, executed by American International Construction, Inc.

     (c) Deed of Trust dated April 30, 1996, executed by American International Construction, Inc.

     (d) Security Agreement-Pledge dated April 24, 1996, executed by American International Construction, Inc., Danny Roy Clemons, Ralph Leroy Farrar, Judith Ann Farrar, John Thomas Wilson, Jimmy Wayne Williams and Shirley Beth Williams.

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

     (e) Absolute, unconditional, unlimited and continuing guaranty of payment and performance of Borrower's obligations to Lender evidenced by the Guaranty dated April 24, 1996, executed by Guarantor, John Thomas Wilson.

     (f) Absolute, unconditional, unlimited and continuing guaranty of payment and performance of Borrower's obligations to Lender evidenced by the Guaranty dated April 24, 1996, executed by Guarantor, Danny Roy Clemons.

     (g) Absolute, unconditional, unlimited and continuing guaranty of payment and performance of Borrower's obligations to Lender evidenced by the Guaranty dated April 24, 1996, executed by Guarantors, Ralph Leroy Farrar and Judith Ann Farrar.

     (h) Absolute, unconditional, unlimited and continuing guaranty of payment and performance of Borrower's obligations to Lender evidenced by the Guaranty dated April 24, 1996, executed by Guarantors, Jimmy Wayne Williams and Shirley Beth Williams.

     (i)  Continuing   Guaranty  agreements  dated  effective  April  24,  1996,
          executed by each of the Guarantors in favor of Lender.

3.4 Collateral Proceeds. Subject only to the rights of Borrower's creditors holding lien claims superior to that granted to Lender, proceeds derived from the liquidation of the Collateral other than in the ordinary course of Borrower's businesses shall be immediately delivered by Borrower to Lender with the exception that proceeds derived from non-ordinary course of business sales of Collateral which are less than $10,000.00 in the aggregate may be retained by the Borrower for use in its ongoing business operations. All proceeds received by Lender shall be applied by Lender first to the interest then due on the Note, and second as payment on the next maturing principal payment owing on the Note.

3.5 Continuing Liability and Security Interest. Borrower shall not be discharged from the security interests granted to Lender by any act of Lender which extends the time, renews obligations, or results in the taking of additional security, or releases a part or all of the Collateral.

3.6 Binding Effect. The rights and privileges of Lender under this Agreement with respect to the Collateral shall inure to the benefit of the successors and assigns of Lender, and all covenants, representations, obligations, warranties and agreements of Borrower and Guarantors shall be binding upon their respective heirs, legal representatives, successors and assigns; provided that Lender shall provide Borrower with written notice of any such assignment.

3.7 Secured Obligations. As used herein, the term "Secured Obligations" shall mean the obligations to pay all of the Indebtedness covered by this Agreement, both presently existing and all modifications, renewals, increases, replacements, restatements, extensions and changes in the form thereof, all of the contractual obligations arising under the Loan Documents, which presently exist or come into existence in the future, including without limitation all costs, attorneys' fees, and collateral preservation and disposition expenses incurred by Lender.

3.8 Cross-Collateralization and Cross-Default. The Collateral secures all Indebtedness of Borrower to Lender arising under the Loan Documents and all Indebtedness arising out of sales of goods on open account for each and every invoice that remains unpaid in whole or in part for more than forty-five (45) days from the date of invoice, and any Event of Default under any of the Loan Documents shall constitute an Event of Default under all of the Loan Documents.

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

            IV. CONDITIONS, COVENANTS, REPRESENTATIONS AND WARRANTIES

The matters described in the following provisions of this Article IV shall constitute conditions precedent to this Agreement and the funding of the Note, and shall be continuing conditions, covenants, representations and warranties of Borrower and Guarantors to Lender.

4.1 Corporate Existence. Borrower is validly organized and existing under and by virtue of the laws of the States of Delaware and Texas. The corporate charter and franchise of Borrower is in good standing in Texas. Borrower is duly qualified to do business and is in good standing in every state and jurisdiction in which it does or will do business. Borrower shall maintain its corporate existence in good standing and comply with all laws, regulations and governmental requirements applicable to it or to any of its property, business operations and transactions.

4.2 Conduct of Business. The existence of Borrower and amenability to service of process in courts of the State of Texas and all of its rights, franchises, privileges, permits, and licenses necessary for its business or for the ownership, location and/or operation of its property and assets, including but not limited to the Collateral, shall at all times be preserved and maintained. Borrower shall conduct and maintain its business in an orderly, efficient and regular manner and in compliance with all applicable laws, including all regulatory requirements applicable to business operations, if any.

4.3 Authority. The execution and delivery of this Agreement and the other Loan Documents by the Borrower and the due observation and performance by the Borrower of the terms, provisions and covenants set forth therein are within the corporate powers of the Borrower, have been duly authorized, do not contravene or violate any law or term or provision of the articles of incorporation, bylaws or any corporate resolution of the shareholders or directors, and do not contravene, violate or constitute a default under any contract, indenture, agreement or undertaking to which the Borrower is a party or by the terms of which the Borrower or any property or assets are bound.

4.4 Borrower Operations and Tax Warranty. The following representations and warranties are made by the Borrower, and shall be relied upon by Lender:

     (a) Borrower shall maintain all tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, privileges, franchises, certificates and the like necessary for the operation of business.

     (b) Borrower shall promptly pay all of its indebtedness, including but not limited to the Indebtedness, as it comes due, and all taxes, levies, assessments and any other charges legally imposed upon the Collateral; provided, however, that this provision shall not be construed to require the payment of any tax, assessment or other charge, the validity of which is contested in good faith by Borrower in proceedings diligently conducted.

4.5 Insurance. Borrower shall maintain insurance with responsible insurance companies on its property, in amounts and against risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include a policy of fire and extended coverage insurance covering all assets, business interruption insurance and liability insurance, all to be underwritten by such companies and in amounts satisfactory to Lender. Borrower's evidence of insurance complying with this Agreement shall be supplied to Lender.

4.6 Tax Returns and Reports. Borrower shall duly file all tax returns and reports required by law to be filed, pay all taxes as same become due and payable. Borrower represents that it has paid when due all taxes, assessments, fees, and other governmental charges upon its assets. This provision shall not be construed to require the payment of any tax, assessment or other charge, the validity of which is contested in good faith by Borrower in proceedings diligently conducted.

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

4.7 Financial Reports and Inspections. Borrower shall maintain a system of accounting in accordance with Generally Accepted Accounting Principles ("GAAP") consistently applied, and shall maintain its inventory on a First-In, First-Out
(FIFO) basis, and will permit Lender's officers or authorized representatives to visit and inspect Borrower's books of account and other records at such reasonable times during normal operating hours of Borrower and as often as Lender may desire. Borrower shall maintain their books and records at 14603 Chrisman, Houston, Texas. The following financial reports shall be delivered to
Lender:

     (a) Within forty-five (45) days after the close of each month of Borrower's fiscal year, Borrower shall make available to Lender financial statements, including a balance sheet and income statement, prepared in accordance with GAAP, evidencing the results of Borrower's financial affairs during that month. Accompanying said statement shall be a certification by the Chief Executive Officer or Chief Financial Officer of Borrower indicating that to the best of said Officer's knowledge, information and belief the covenants contained in these Loan Documents have not been violated.

     (b) Within sixty (60) days after the close of each month of Borrower's fiscal year, Borrower shall make available to Lender a monthly accounts receivable aging, accounts payable aging and inventory listing.

     (c) Within one hundred five (105) days after the close of Borrower's fiscal year, Borrower shall make available to Lender audited, nonqualified fiscal year end financial statements prepared in accordance with GAAP. The annual financial statements shall include a balance sheet, statement of income and retained earnings and a statement of changes in financial position.

     (d) Borrower shall make available to Lender such additional information, reports or statements respecting its business operations and financial condition as Lender may reasonably request from time to time solely for purposes related to this Agreement and the other Loan Documents.

     (e) Borrower shall permit and facilitate the audit of Borrower's systems, inventory and financial affairs by Lender's designated agent at such times as are reasonably requested by Lender, but not less than annually in any event. If Lender requests that an independent audit be performed other than the annual independent audit currently being performed by Borrower, Lender shall bear all costs associated with said independent audit, provided, in the aggregate, a material adverse variance does not exist from the statements previously issued by Borrower's chosen auditors. For purposes of this provision , a material adverse variance shall be defined as a net variance that exceeds, after aggregating and offsetting all adverse and positive variances, One Hundred Thousand Dollars and reduces pre-tax earnings by Ten Percent (10%) or more. In the event that a material adverse variance is revealed, the costs of said audit shall be borne by Borrower. Excluded from this provision are material adverse variances that exist as a result of errors in project cost estimates made in good faith upon management representation.

     (f) Lender shall utilize all information obtained from Borrower under this Agreement only for the purpose of protecting and/or preserving Lender's rights under this Agreement and the other Loan Documents.

4.8 Lien Priority. Borrower warrants that the security interests and other encumbrances granted to Lender pursuant to the Loan Documents are and shall be of first priority in and encumbering the Collateral, except as disclosed to Lender prior to the effective date of the Note.

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996


4.9 Notice of Collateral  Location.  Borrower  shall provide  Lender with twenty
(20) days advance notice of all proposed changes in location of any of the Collateral pledged to Lender, excluding only the use of tools and equipment and the storage of materials on construction job sites in the ordinary course of Borrower's business.

4.10 Cooperation. Borrower will cooperate with Lender and will execute such security agreements, deeds of trust, financing statements, and other instruments and documents in forms satisfactory to Lender, as Lender may from time to time reasonably request in connection with this Agreement or any of the other Loan Documents, to cause the Collateral to be continuously secured to Lender.

4.11 Adverse Conditions or Events. Borrower shall promptly advise Lender in writing of any condition, event or act which comes to its attention that would materially and adversely affect the Borrower's financial condition, Lender's rights in or to the Collateral under this Agreement or the other Loan Documents, and of any litigation filed against the Borrower, except litigation filed in the ordinary course of business.

4.12 Litigation. Borrower represents and warrants that, except for those litigation matters identified on the Litigation Disclosure attached hereto, designated Exhibit "C", there are no proceedings pending or, to the knowledge of Borrower, threatened against the Borrower before any court or administrative agency, except as disclosed in writing by the Borrower to Lender prior to the execution of this Agreement. American International Construction, Inc. shall have the right to file liens and take such other legal action as is necessary to protect the Collateral.

4.13 No Fraudulent Transfer or Preference. BORROWER AND GUARANTORS REPRESENT AND WARRANT TO LENDER, AND INTEND THAT LENDER MATERIALLY RELY UPON REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN DOCUMENTS, THAT IN CONNECTION WITH THE LOAN TRANSACTION DESCRIBED IN THIS AGREEMENT, THEY HAVE ENTERED INTO THIS AGREEMENT AND THE LOAN DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT VOLUNTARILY AND IN GOOD FAITH, WITHOUT ANY FRAUD, MISREPRESENTATION, DURESS OR UNDUE INFLUENCE WHATSOEVER OR ANY MISUNDERSTANDING ON THE PART OF BORROWER OR GUARANTORS; AND BORROWER AND GUARANTORS FURTHER REPRESENT AND WARRANT THAT THE AGREEMENTS EVIDENCED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE NOT GIVEN AS A PREFERENCE AGAINST OR IN FRAUD OF ANY OTHER CREDITORS OF THE BORROWER OR GUARANTORS; BORROWER AND GUARANTORS ACKNOWLEDGE AND CONFIRM WITH LENDER THAT IT IS NOT THE INTENT OF ANY PARTIES TO THIS AGREEMENT OR THE LOAN DOCUMENTS BY ENTERING INTO SUCH AGREEMENTS TO HINDER, DELAY OR TO DEFRAUD ANY CREDITORS OF BORROWER OR GUARANTORS. BORROWER ACKNOWLEDGES AND CONFIRMS THAT IT HAS NO OTHER CREDITORS WHOSE RIGHTS COULD BE PREJUDICED BY THE TRANSACTION EVIDENCED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.


                              V. NEGATIVE COVENANTS

Borrower covenants and agrees with Lender that during the term of the Note and this Agreement it will not do any of the following without the prior written consent of Lender:

5.1 Liabilities. Borrower shall not create, incur, suffer or permit to exist, or assume or guarantee, directly, or become or remain liable with respect to any liability, whether direct, indirect, absolute, contingent or otherwise, except the following:

     (a)  Indebtedness to Lender;

     (b) other liabilities existing on the date of this Agreement as set forth on Schedule B; and

     (c) current and future accounts payable and unsecured current and future liabilities, permitted by this Agreement, in favor of vendors, suppliers and persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms. It is understood that Borrower shall be allowed to continue to pursue the intial public offering of its stock, and in that regard, to incur reasonable liabilities (up to $300,000.00 - exclusive of broker's commission) in pursuit of said public offering. Said public offering must be fully sold and funded by October 31, 1996; and

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

     (d)  Five Hundred Thousand Dollar ($500,000.00) loan referred to in Section
          5.2 and previously disclosed to Lender.

5.2 Liens. Except in the ordinary course of business, Borrower shall not grant, suffer or permit liens on or security interests in Borrower's assets to secure indebtedness exceeding $15,000.00 per transaction or $50,000.00 in the aggregate, or fail to promptly pay all lawful claims, whether for labor, materials or otherwise. Borrower shall not grant or permit to exist any mortgage, security interest or other lien or encumbrance in or against any of the Collateral now owned or hereafter acquired, except those encumbrances created by or pursuant to the Loan Documents, those created in favor of Lender, those permitted by this Agreement and those existing on the date the Note was executed by the Borrower. In addition, Borrower may grant a security interest in Borrower's assets, which is subordinate to the security interest of Lender, to the persons or entities granting the Five Hundred Thousand Dollar ($500,000.00) loan referred to in Section 5.1 (d). The $500,000 will be repaid from the proceeds of the initial public offering of Borrower's stock and the subordinated security interest will be subordinate to Lender's security interest in Borrower's assets.

5.3 Guarantor Compensation. Borrower's total compensation or distribution to any single employee, who is a Guarantor, during the term of this Agreement shall be no greater than $150,000 inclusive of any payments as defined in 5.11 (c), unless the prior written consent of Lender has been granted. Said consent shall not be unreasonably withheld.

5.4 Advances to Third Party. Borrower shall not make any advances to any third parties other than advances to employees for emergencies not to exceed $25,000.00 cumulative annually, and advances in the ordinary course of business unless the prior written consent of Lender has been granted. Said consent shall not be unreasonably withheld.

5.5 Investments in Third Parties. Borrower shall not make any investment in any third party without prior written consent of Lender. Said consent shall not be unreasonably withheld..

5.6 Ownership Change. Borrower shall not merge or consolidate with or into any other corporation, organize any subsidiary, enter into or invest in any partnership, joint venture or other asset acquisition or agreement with any individual, corporation, organization or other entity or association, change its form of organization or business, liquidate itself or otherwise dispose of all or substantially all of its assets, or acquire all or a substantial part of the assets of any other business enterprise unless the prior written consent of Lender has been granted. Said consent shall not be unreasonably withheld. Lender and Borrower hereby acknowledge that Borrower intends to pursue an initial public offering of its stock in the immediate future. This agreement in no way prohibits Borrower from issuing an initial public offering of its stock. Upon receipt of a letter of intent from a brokerage firm delineating the terms and conditions of said offering, Borrower shall submit said terms and conditions to Lender for its consent. Said consent shall not be unreasonably withheld. Lender hereby consents to, for purposes of this section , the terms and conditions outlined in the letter of intent dated March 12, 1996 executed by Borrower and previously presented to Lender for its review.

5.7 Borrowings. Borrower shall not create, incur, assume or become liable in any manner for any material indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or Guarantors for the debt of another, or otherwise) other than to Lender, except for (a) normal trade debts incurred in the ordinary course of Borrower's business, (b) to the extent otherwise authorized by this Agreement, (c) the loan described in Section 5.1
(d), and (d) the existing indebtedness for their operating leasehold and capital equipment leases as of the date of this Agreement.

5.8 Character of Business. Borrower shall not change the general character of its business as conducted at the date of this Agreement, or engage in any type of business not reasonably related to its business as presently and normally conducted.

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

5.9 Violate Other Covenants. Borrower shall not violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

5.10 Material Adverse Change. Borrower shall not permit a material adverse change to occur (in the good faith judgment of the Lender) in the business, operations, property, assets or condition (financial or otherwise) of the Borrower which change shall lead the Lender to conclude that reasonable grounds exist for believing that the Borrower will not be able to perform its obligations under this Agreement or other of the Loan Documents in accordance with their respective terms.

5.11 Additional Prohibited Company Transactions. Borrower shall not for the term of this Agreement:

     (a) Except for trade debt incurred in the ordinary course of Borrower's business, and except for capital expenditures made from the proceeds of the public offering of Borrower's stock, make any capital expenditures in excess of $25,000.00 per transaction or $120,000.00 in the aggregate annually without the prior written consent of Lender. Said consent shall not be unreasonably withheld.

     (b) Engage in any transaction or transactions with any Related Person, except upon terms similar to those prevailing in like transactions with other parties. As used herein the term "Related Person" shall mean any individual, corporation, organization or other entity who is a shareholder, officer, director, or employee of the Borrower, or an entity in which the Borrower owns five percent (5%) or more, of the capital including any class of capital. The term "Related Person" shall also include any corporation, organization or other entity, five percent (5%) of the capital (or five percent [5%] of any class of capital) of which is owned by a Related Person.

     (c) Declare or pay any cash dividend, or return any capital to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its officers or stockholders, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any shares of any class of its capital stock, or purchase or otherwise acquire any shares of stock or obligations of, or make loans or advances to, or investments in any affiliate organization of the Borrower, or set aside any funds for any of the foregoing purposes and bonuses to stockholders and directors shall not exceed $150,000.00 in the aggregate unless the prior written consent of Lender has been granted. Said consent shall not be unreasonably withheld.

     (d) Permit at any time the ratio of current assets to current liabilities of each of the Borrowers to decline below.60.

5.12 Guarantors' Sales of Stock. None of the Guarantors will sell any shares of the common stock of Borrower, or any other securities of Borrower, without the prior written consent of Lender. Said consent shall not be unreasonably withheld.

5.13 Lender Review of Prospectus. In connection with any public offering of securities of Borrower, Borrower shall provide Lender with a copy of the Registration Statement or Prospectus. Within 48 hours thereafter, Lender will indicate to Borrower any objections that Lender may have to the proposed use of Lender's name or the characterization of this loan agreement. Borrower and Lender shall attempt to cooperate with one another in agreeing upon language relating to Lender.


5.14 Accounts Payable. Borrower shall not default in the timely payments of its accounts payable, including its accounts payable to Lender.

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

                            VI. DEFAULT AND REMEDIES

6.1  Events  of  Default.  Each of the  following  shall be  deemed  an Event of
Default:

     (a) Default shall be made in the payment of any installment of principal or interest upon the Note to Lender when due and payable, whether at maturity or otherwise; or

     (b) Default shall be made in the performance of any material term covenant or agreement contained herein or in any other loan document; or

     (c) Any representation or warranty contained in any of the Loan Documents, or in any financial statement, certificate, report or opinion submitted to Lender in connection with the Note, pursuant to the requirements of this Agreement, or in any of the Loan Documents shall prove to have been incorrect or misleading in any material respect when made, except that if such representation or warranty was made in good faith and is incorrect or misleading, Borrower shall have ten
          (10) days to take the action required to make the representation or warranty correct and not misleading; or

     (d) Any judgment against the Borrower or any attachment or other levy against the property of the Borrower with respect to a claim remains unpaid, unstayed on appeal, undischarged, not bonded or not dismissed for a period of ninety (90) days; or

     (e) Any Guarantor shall die and all life insurance proceeds held by the Borrower are not first applied to satisfy the Indebtedness or any Guarantor shall be adjudicated as bankrupt, or there is a substantial change in ownership or control of the Borrower except the event of a public offering of Borrower's stock; or

     (f) Borrower makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they become due, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of Borrower for any substantial part of its property, commences any action relating to Borrower under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there is commenced against Borrower any such action, and such action is not dismissed within 150 days or the Borrower by any act indicates its consent to or approval of any trustee for the Borrower or any substantial part of its property, or suffers any such receivership or trustee to continue undischarged; or

     (g) The death or termination of employment of any of the four current officers of the Borrower, John T. Wilson, Danny R. Clemons, Ralph L. Farrar, and Jim W. Williams, who are Guarantors pursuant to this Loan Agreement.

     (h) For the fiscal year ending April 30, 1997 and continuing thereafter for each successive fiscal year end throughout the duration of this Loan Agreement, Borrower fails to maintain earnings before interest expense equal to One and One-half Percent. (1.5%) of gross revenues. For purposes of this provision, all costs associated with a public offering of Borrower's stock shall be excluded from the foregoing performance requirement.

6.2 Remedies Upon Default. If any of the Events of Default stated in Section 6.1 hereof shall occur and remain uncured, then Lender may do any or all of the following after first giving Borrower written notice of the occurrence of the Event of Default and ten (10) days within which to cure said Default prior to exercise of these remedies:

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

     (a) declare the Note and Indebtedness to be, and thereupon the Note and Indebtedness shall forthwith become, immediately due and payable, together with all accrued interest thereon, without further notice of any kind, including notice of acceleration or of intention to accelerate, requirement of presentment and demand or protest, all of which are hereby expressly waived by the Borrower and all Guarantors;

     (b) exercise its rights of offset against each account and all Collateral in the possession of the Lender, which right is hereby granted by the Borrower to Lender;

     (c) exercise any and all other rights of Lender pursuant to the Loan Documents to the extent not in material conflict with the terms of this Agreement; and

     (d) request Borrower to, at its own cost and expense, but in Lender's behalf and for Lender's account, collect and otherwise enforce as Lender's property and hold in trust for Lender, all collections, proceeds, products and remittances in whatever form of the Collateral. Borrower shall deliver all such collections, proceeds, products and remittances and all amounts received for the Collateral, to Lender immediately upon receipt for credit to the Note.

6.3 Remedies Cumulative. No remedy, right or power conferred upon Lender is intended to be exclusive of any other remedy, right or power given thereunder, or now or hereafter existing at law, in equity, or otherwise, and all such remedies, rights and powers shall be cumulative.

6.4 Definitions. The terms "default", "event of default", and "Event of Default", wherever used in any of the Loan Documents shall mean and include any of the events specified in any of the Loan Documents as constituting a default thereunder.

                               VII. MISCELLANEOUS

7.1 Conforming Loan Documents. As of the effective date of this Agreement, all terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Agreement.

7.2 Ratification of Loan Documents. Except as specifically modified and amended herein, all of the terms and provisions of the Loan Documents are hereby ratified, affirmed and reaffirmed by the Borrower and each of the Guarantors, and the Borrower and Guarantors specifically acknowledge the validity and enforceability of all of the Loan Documents.

7.3 Ratification of Liens. This Agreement in no way acts as a release or relinquishment of the liens, security interests and rights securing payment of the Indebtedness, including without limitation the liens created by the Loan Documents. The liens granted Lender are hereby ratified and affirmed by Borrowers in all respects.

7.4 Governing Law. THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN OR WILL BE EXECUTED, DELIVERED AND ACCEPTED PURSUANT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND TO BE PERFORMED IN HOUSTON, HARRIS COUNTY, TEXAS AND ARE INTENDED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THE BORROWER AND THE GUARANTORS WAIVE ALL OBJECTIONS TO THE VENUE OF ANY STATE OR FEDERAL COURT SITTING IN HOUSTON, HARRIS COUNTY, TEXAS, IN ANY ACTION
INSTITUTED BY LENDER BY REASON OF OR ARISING OUT OF THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, THE TERM NOTE OR ANY OF THE OTHER LOAN DOCUMENTS.

7.5 Intentionally Deleted.

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

7.6 Cumulative Rights and Waiver. Each and every right granted to Lender under this Agreement or under any other Loan Document or allowed Lender by law or equity shall be cumulative of and may be exercised in addition to any and all other rights of Lender, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. Any of the foregoing covenants and agreements may be waived by Lender but only in writing. Borrower expressly waives any presentment, demand, protest or other notice of any kind.

7.7 Conflicting Provisions. In the event there should be any conflict between the terms of this Agreement and the terms of any other Loan Documents, the terms of this Agreement shall control unless otherwise stated.

7.8 Severability. If any provision of this Agreement or the other Loan Documents is held invalid or unenforceable for any reason, such invalidity or the unenforceability shall not affect any other provisions hereof or of other Loan Documents, and this Agreement and the other Loan Documents shall be construed and enforced as if such provision had not been included herein or therein.

7.9 Fees and Expenses. Borrower agrees to pay upon demand all reasonable fees, expenses and charges incurred by Lender with respect to this Agreement or the other Loan Documents, including, but not limited to, recording and filing fees, the fees and expenses of legal counsel employed by the Lender in connection with the documentation and closing of the transaction contemplated by this Agreement, any other fees and expenses involved in the closing of this loan transaction, and the fees and expenses payable by the Lender which are incidental to the enforcement, defense, modification, extension or renewal of this Agreement or any of the other Loan Documents, including attorneys' fees incurred in any litigation arising out of or relating to this transaction.

7.10 Modification. This Agreement may be amended or modified only in writing when signed by the Borrower and Lender. No future modification or amendment of any of the Loan Documents shall require the prior notice to, consent or written approval of the Guarantors.

7.11 Notices. All notices required or permitted hereunder shall be (a) delivered showing receipt therefor, (b) mailed by registered or certified mail return receipt requested, or (c) sent by facsimile transmission, in each case addressed as follows:

Borrower:                    American International Construction, Inc.
                             Attn: John T. Wilson, C.E.O.
                             14603 Chrisman
                             Houston, Texas  77039
                             Facsimile (713)449-5608

Lender:                      Metal Building Components, Inc.
                             Attn:  A. R. Ginn, President
                             14031 West Hardy
                             Houston, Texas  77060
                             Facsimile (713)445-8606

With a copy to :             Sheldon E. Richie
                             Richie & Gueringer, P.C.
                             111 Congress Avenue, Suite 2020
                             Austin, Texas  78701
                             Facsimile (512) 320-7230

Guarantors:                  Danny R. Clemons
                             3300 Sage, Apt. 8204
                             Houston, Texas  77056
                             Facsimile (713)449-5608

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

                             Ralph L. and Judith A. Farrar
                             16306 Yarnarm Court
                             Crosby, Texas  77532
                             Facsimile (713)449-5608

                             John T. Wilson
                             3300 Sage, Apt. 8204
                             Houston, Texas  77056
                             Facsimile (713)449-5608

                             Jimmy Wayne and Shirley Beth Williams
                             5215 Straight Arrow
                             Humble, Texas  77346
                             Facsimile (713) 449-5608

at the last known address for such party, or such other address that Lender, Borrower or Guarantors may by written notice designate. Notices shall be deemed to have been given when delivered.

7.12 Headings. The headings and arrangements used in this Agreement are for convenience only and do not affect, limit, amplify or modify the terms and provisions hereof.

7.13 Term. Except as otherwise expressly provided herein, this Agreement will remain in effect until all of the obligations of the Borrower to Lender under this Agreement and the Loan Documents have been fully satisfied and discharged.

7.14 Survival; Parties Bound. All representations, warranties, covenants and agreements made by or on behalf of the Borrower and Guarantors in connection herewith shall survive the execution and delivery of the Loan Documents, and shall be binding on the Borrower and Guarantors, their heirs, legal representatives, successors and assigns, and shall inure to the benefit of the Lender, its successors and assigns.

7.15 Usury Not Intended; Refund of Any Excess Payments. It is the intent of the parties in the execution and performance of this Agreement to contract in strict compliance with the usury laws of the State of Texas and the United States of America from time to time in effect. In furtherance thereof, Lender and Borrower stipulate and agree that none of the terms and provisions contained in this Agreement, or the other Loan Documents, shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate in excess of the highest lawful rate, and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, reserved, taken, charged or received under this Agreement. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, Borrower and Lender shall, to the maximum extent permitted under applicable law:

     (a) treat the loan evidenced by the Note as a single extension of credit (Borrower and Lender agree that such is the case);

     (b) characterize any non principal payment as an expense, fee or premium rather than as interest;

     (c)  exclude voluntary prepayments and the effects thereof; and

     (d)  "spread"   the  total  amount  of  interest   throughout   the  entire
          contemplated term of the Note.

The provisions of this section shall control over all other provisions of the Loan Documents which may be in apparent conflict herewith.

                American International Construction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996

7.16 Collective References. Collective references in this Agreement to the Borrower and Guarantors shall in each case include a reference to, and
obligation  imposed  upon,  the  Borrower  and  Guarantor   identified  in  this
Agreement.

7.17 Captions. Captions used in this Agreement are for convenience only and shall not be considered as a limitation upon or an expansion of the terms hereof.

7.18 Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the parties, each of which has had the opportunity to consult with legal counsel of its selection, none of which has acted under duress or compulsion, whether legal, economic or otherwise. Consequently, the terms and provisions of this Agreement and the other Loan Documents shall be interpreted and construed in accordance with their usual and customary meanings, and the parties hereby expressly waive and disclaim in connection with the interpretation and construction of this Agreement and the other Loan Documents any rule of law or procedure requiring otherwise.

7.19 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

7.20 Final Agreement. THIS LOAN AGREEMENT AND ALL OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH (AS MAY BE MODIFIED, RENEWED, SUPPLEMENTED, AMENDED, RESTATED AND REVISED) CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN TEX. BUS. & COM. CODE ANN. 26.02(a), AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG OR BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement effective the day, month and year first stated above.

                                BORROWER:
                                ---------

                                AMERICAN INTERNATIONAL CONSTRUCTION, INC.

                                By:
                                   ---------------------------------------------
                                    JOHN T. WILSON, its Chief Executive Officer

                                LENDER:
                                -------

                                METAL BUILDING COMPONENTS, INC.


                                By:
                                   ---------------------------------------------
                                    A. R. GINN, its President


                                GUARANTORS:
                                -----------

                                ------------------------------------------------
                                DANNY ROY CLEMONS, individually

                American International Cosntruction, Inc. - MBCI
                                 Loan Agreement
                                 April 24, 1996


                               -------------------------------------------------
                               RALPH LEROY FARRAR, individually



                               -------------------------------------------------
                               JUDITH ANN FARRAR, individually



                               -------------------------------------------------
                               JOHN THOMAS WILSON, individually


                               -------------------------------------------------
                               JIMMY WAYNE WILLIAMS, individually


                               -------------------------------------------------
                               SHIRLEY BETH WILLIAMS, individually